                                                                    Exhibit 99.1



                                   DETACH HERE

                                      PROXY
P
R                               DOCUMENTUM, INC.
O
X                           6801 KOLL CENTER PARKWAY
Y                             PLEASANTON, CA 94566

                         SPECIAL MEETING OF STOCKHOLDERS

                  The undersigned hereby appoints David G. DeWalt and Sayed Darwish, or either of them, proxies, with full power of substitution, to represent and to vote all shares of Common Stock of Documentum, Inc. (the "Company") which the undersigned is entitled to vote, with all the powers the undersigned would possess if personally present, at the Special Meeting of Stockholders to be held at the principal executive offices of the Company, 6801 Koll Center Parkway, Pleasanton, CA 94566 on Thursday, December 18, 2003 at 10:00 a.m., local time, and at any adjournment thereof, for the following purposes set forth on the reverse side. The undersigned acknowledges receipt of the accompanying proxy statement/prospectus, dated November 18, 2003, and the related Notice of Special Meeting of Stockholders. This proxy revokes all prior proxies given by the undersigned.

         The shares represented hereby will be voted as directed herein. IF NO DIRECTION IS INDICATED WITH RESPECT TO PROPOSAL 1, SUCH SHARES WILL BE VOTED FOR PROPOSAL 1. AS TO ANY MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF, SAID PROXY HOLDERS WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.

 PLEASE VOTE, DATE AND SIGN THIS PROXY ON THE REVERSE SIDE AND RETURN PROMPTLY
    IN THE ENCLOSED ENVELOPE OR OTHERWISE FOLLOW THE VOTING INSTRUCTIONS ON
                                  REVERSE SIDE

SEE REVERSE                CONTINUED AND TO BE SIGNED                SEE REVERSE
   SIDE                         ON REVERSE SIDE                          SIDE



--------------------------------------------------------------------------------

                                                                    Exhibit 99.1


DOCUMENTUM, INC.

C/O EQUISERVE TRUST COMPANY, N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

                              VOTER CONTROL NUMBER
                              --------------------

                              --------------------

                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

--------------------------------------------------------------------------------

VOTE-BY-INTERNET                                              (COMPUTER GRAPHIC)

      LOG ON TO THE INTERNET AND GO TO HTTP://WWW.EPROXYVOTE.COM/DCTM

--------------------------------------------------------------------------------

                                       OR

--------------------------------------------------------------------------------

VOTE-BY-TELEPHONE                               (TELEPHONE GRAPHIC)

      CALL TOLL-FREE

      1-877-PRX-VOTE (1-877-779-8683)

--------------------------------------------------------------------------------

  IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

         PLEASE MARK
[X]      VOTES AS IN
         THIS EXAMPLE.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.

1. To adopt the merger agreement by and among Documentum, Inc., EMC Corporation and Elite Merger Corporation, a wholly-owned subsidiary of EMC Corporation, and approve the merger pursuant thereto in which Documentum will become a wholly-owned subsidiary of EMC upon the conversion of each outstanding share of Documentum common stock into the right to receive
      2.175 shares of EMC common stock; and

       FOR                          AGAINST                        ABSTAIN

       [ ]                            [ ]                            [ ]

2. To act upon such other matters as may properly come before the special meeting or any postponement or adjustment thereof.

                                                                    Exhibit 99.1



                                        Mark box at right if you plan to
                                        attend the Special Meeting.          [ ]

                                        Mark box at right for address change
                                        and note at left.                    [ ]

                                        Please sign exactly as your name(s)
                                        appear(s) hereon. All holders must sign.
                                        When signing in a fiduciary capacity,
                                        please indicate full title as such. If a corporation or partnership, please sign in full corporate or partnership name by authorized person.


Signature:                                            Date:
           -----------------------------------------       --------------------

Signature:                                            Date:
           -----------------------------------------       --------------------